                                    RIDER TO LETTER AGREEMENT


This Rider to Letter Agreement (this "Rider") is entered into by and between Stenograph Corporation ("Stenograph") and Sanwa Business Credit Corporation ("SBCC") this 28 day of October, 1994. Unless otherwise defined herein, terms used herein shall have the meaning given them in the Letter Agreement.

WHEREAS, Stenograph and SBCC entered into a letter agreement dated as of June 30, 1985 which amended and restated a February 21, 1980 letter agreement;

WHEREAS, Stenograph and SBCC on June 26, 1986, on May 29, 1990, on June 29, 1990, in January, 1991, and again on August 31, 1994 entered into amendments of the letter agreement dated as of June 30, 1985 (the June 30, 1985 letter agreement, as amended, being hereinafter known as the "Letter Agreement");

WHEREAS, the Letter Agreement describes the terms and conditions applicable to SBCC's purchase from Stenograph of conditional sales contracts or leases;

WHEREAS, Stenograph has entered into and plans to enter into conditional sales contracts and leases with Canadian Obligors, and for business reasons does not desire to sell such conditional sales contracts and leases to SBCC, but to obtain loans from SBCC collateralized by such conditional sales contracts or leases;

WHEREAS, Stenograph and SBCC now desire to provide for SBCC's making loans to Stenograph collateralized by the Canadian conditional sales contracts and leases pursuant to the representations, warranties, indemnities, covenants and other terms of the Letter Agreement, subject to such changes as are necessary to reflect that the transactions are loans and not purchases and that the Obligors are Canadians;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, Stenograph and SBCC agree as follows:

1. The following definitions shall be applicable to the transactions covered by this Rider:

      "Canadian Contract" means any Contract in which the purchaser or lessee of the Equipment which is the subject of the Contract is a Canadian entity.

      "Loan" means a transaction in which SBCC lends money to Stenograph against the primary security of a Canadian Contract, all Payments thereunder, all Obligor Guaranties in connection therewith, the Equipment covered thereby, and all proceeds of all of the foregoing.

      "Mandatory Prepayment Amount" means, at any time, with respect to a Loan made in respect of a Canadian Contract, the Principal Balance of the Note evidencing such Loan, plus any and all accrued interest and unpaid interest on such Principal Balance (including interest on overdue payments) at such time.

      "Note" means the promissory note, in the form attached hereto as Exhibit A, evidencing a Loan from SBCC to Stenograph.

      "Principal Balance" means, for any Loan made in respect of a Canadian
          Contract, the principal balance of the Note evidencing the Loan which remains outstanding at a particular point in time, after taking into account the application of all Payments received by SBCC.


2. The representations, warranties, covenants, indemnities, and other agreements contained in the Letter Agreement, and the rights and remedies arising under the Letter Agreement shall govern the Loans that SBCC makes to Stenograph collateralized by Canadian Contracts, except that:

      (a) The transactions contemplated by this Rider are loans against collateral security and not purchases of chattel paper secured by certain collateral. Accordingly, all references in the Letter Agreement to purchases of Contracts shall be read, for purposes of the transactions contemplated by this Rider, to mean Loans against the security of Canadian Contracts and references to Contracts purchased under the Letter Agreement shall be read to mean Canadian Contracts against which SBCC has made Loans.

      (b) All collateral in which SBCC is or has been granted a security interest under section 3 of the Letter Agreement shall continue to be security for all of Stenograph's obligations under the Letter Agreement (including this
Rider), including the Loans.   Each Loan is primarily secured by, and Stenograph
hereby grants SBCC a security interest in, the Canadian Contracts, all Payments thereunder, all Obligor Guaranties in connection therewith, the Equipment
covered thereby, and all proceeds of all of the foregoing.   The foregoing
collateral security also secures Stenograph's other obligations to SBCC under the Letter Agreement.

      (c) References to the Repurchase Price, the Default Repurchase Price or the Standard Repurchase Price shall be read, for purposes of the transactions contemplated by this Rider, to mean the Mandatory Prepayment Amount.

      (d) With respect to Canadian Contracts, subpart (iii) of subsection 1(m), "Obligor Default", is hereby amended and restated in its entirety as follows:

            (iii) insolvency of any Obligor, inability of any Obligor to pay its debts as they mature, the making by any Obligor of an assignment for the benefit of creditors, or institution of any proceeding by or against any Obligor under the United States Bankruptcy Code or the Canadian Bankruptcy and Insolvency Act or any similar law of the United States, Canada, or any state, province, or other competent political subdivision of either, alleging that the Obligor is insolvent or unable to pay its debts as they mature if such proceeding is not withdrawn or dismissed within sixty (60) days after its institution;

      (e) With respect to Canadian Contracts, the following additional paragraph shall apply with respect to the billing and collection procedures described in Paragraph 8 of the Letter Agreement:

            SBCC will also use reasonable efforts to invoice and collect any applicable withholding tax due the Canadian government based on interest income earned with respect to the Canadian Contracts. SBCC will use reasonable efforts to remit the appropriate amounts of such withholding tax to the Canadian government, and to file reports with the appropriate Canadian taxing jurisdictions, provided, however, that if at any time SBCC determines that the above-described procedure is inappropriate in any jurisdiction, it may, at its discretion, notify Stenograph of such determination and Stenograph shall promptly thereafter invoice, collect and remit such taxes and file such reports itself. In no event will SBCC be liable or responsible for the collection or payment of any taxes (including, without limitation, any Canadian goods and services tax) with respect to the Canadian Contracts, the Payments, the Equipment or any lease, sale, transfer, assignment or other disposition of any Canadian Contract or any Equipment other than to remit to the pertinent taxing jurisdictions those monies actually collected by SBCC from Obligors under the Canadian Contracts and which are designated by such Obligors for payment of Canadian withholding taxes. Stenograph agrees to indemnify SBCC from any liability it may incur from claims by the Canadian government, or any political subdivision thereof, asserting that SBCC is responsible for the payment or remittance of taxes in excess of the funds actually collected from and designated by the Obligors as described above.

3. Except where they conflict with the terms of this Rider, all terms and provisions of the Letter Agreement shall remain in full force and effect.

4. Except as expressly provided for herein, this Rider will in no way affect the existing rights of SBCC and Stenograph nor in any way be construed as a waiver of any such rights.

5. This Rider shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Rider shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Illinois.

IN WITNESS WHEREOF, Stenograph and SBCC have executed this Rider on the date first set forth above and the provisions set forth herein shall be effective as of Oct. 28, 1994.


                  STENOGRAPH CORPORATION ("STENOGRAPH")



                  By:  /s/ Robert J. Panfil
                      ---------------------------------
                  Title: Senior Vice President-Finance
                         ------------------------------

                  SANWA BUSINESS CREDIT CORPORATION ("SBCC")


                  By:  /s/ Paul Omohundro
                      ---------------------------------
                  Title:  Vice President
                         ------------------------------


                                      CONSENT OF GUARANTORS



      The undersigned guarantor of the obligations of Stenograph Corporation under the above-referenced Letter Agreement hereby acknowledges and consents to the above Rider to Letter Agreement and agrees that its obligations under its Guaranties dated May 11, 1981, May 31, 1982, and December 28, 1988, respectively, remain in full force and effect.


QUIXOTE CORPORATION


By:   /s/ James H. DeVries
     -----------------------------
Title:   Executive Vice President
        --------------------------

      The undersigned guarantor of the obligations of Stenograph Corporation under the above-referenced Letter Agreement hereby acknowledges and consents to the above Rider to Letter Agreement and agrees that its obligations under its Guaranty dated August 31, 1994 remain in full force and effect.


LEGAL TECHNOLOGIES, INC.


By:   /s/ Robert J. Panfil
     -----------------------------
Title:   Chief Financial Officer
        ---------------------------

                               FIFTH AMENDMENT TO LETTER AGREEMENT


This Fifth Amendment to Letter Agreement (the "Amendment") is entered into by and between Stenograph Corporation ("Stenograph") and Sanwa Business Credit Corporation ("SBCC") as of the 31st day of August, 1994.

WHEREAS, Stenograph and SBCC entered into a letter agreement dated as of June 30, 1985 which amended and restated a February 21, 1980 letter agreement;

WHEREAS, Stenograph and SBCC on June 26, 1986, on May 29, 1990, on June 29, 1990, and again in January, 1991 entered into amendments of the letter agreement dated as of June 30, 1985 (the June 30, 1985 letter agreement, as amended, being hereinafter known as the "Letter Agreement");

WHEREAS, Stenograph and SBCC desire to revise the Loss limitation provisions of paragraph 11 to provide that the maximum amount of Loss will be calculated on an annual rather than a quarterly basis;

WHEREAS, Stenograph and SBCC now desire to amend the Letter Agreement to provide for amendments consistent with the foregoing desire;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, Stenograph and SBCC agree as follows:

1.  The Letter Agreement is amended effective August 31, 1994 as follows:

a. Subparagraph 11(b) of the Letter Agreement is hereby amended and restated in its entirety as follows:

      (b) The maximum amount of Loss which you will be required to bear on account of repurchases of Contracts under paragraph 11(a) of this Agreement (regardless of when such Loss is realized) shall be determined, except as set forth in paragraph 11(e), in accordance with this paragraph 11(b).

       (i)  Contracts other than Transferred Contracts.

            (A)   For calendar years prior to 1985, the maximum amount of Loss shall be determined pursuant to the terms of the 1980 Agreement.

            (B)   For each calendar year ending after December 31, 1984, the maximum amount of Loss you shall be required to bear with respect to the repurchase of Contracts under paragraph 11(a) of this Agreement shall be an amount equal to ten percent (10%) of the aggregate Balance of Payment (determined as of the last day of the immediately preceding calendar year) of all Unpaid Contracts (as defined below) then assigned to us by you pursuant to this Agreement.

            (C)   In making the foregoing computations, (A) a Loss with respect to a Contract shall be deemed to have occurred on the date we demand that you repurchase such Contract regardless of the date when the calculation of the amount of such Loss was accomplished, (B) the maximum amount of Loss that you shall be required to bear for any calendar year shall be calculated without taking into consideration the amount of Loss that you may have sustained for any other calendar year, and
                              (C) the term "Unpaid Contracts" as used in this paragraph 11(b) shall mean Contracts which have not been repurchased by you under this Agreement and which have one or more Payments remaining unpaid.

            (D)   Notwithstanding any other provision of this paragraph
                              11(b)(i), in no event will your maximum liability for Losses be less than $1,000,000 in any year.

      (ii) TRANSFERRED CONTRACTS. After you have established a Loss with respect to a Transferred Contract in accordance with paragraph 11(c) below, you shall request reimbursement for such Loss. We will follow the procedures set forth in paragraph 11(d)(ii) with respect to reimbursing you for such Loss and/or debiting the Reserve Account in the amount of such Loss.

b. Subparagraphs 11(d) of the Letter Agreement is hereby amended and restated in its entirety as follows:

         (d) (i)  In the event that the performance of your obligations to repurchase Contracts other than Transferred Contracts under paragraph 11(a) of this Agreement causes your aggregate Loss for any calendar year to exceed the maximum amount of Loss which has been computed in accordance with paragraph 11(b) of this Agreement for a calendar year, we will refund the excess amount within ten (10) days after receipt of your invoice for the amount of excess Loss (provided the invoice shows the calculations of the excess Loss).

          (ii) After you have performed your obligations to repurchase a Contract under paragraph 11(a) which is a Transferred Contract, and have established a Loss in accordance with paragraph 11(c) with respect to such Contract, you may request reimbursement from us of the Loss. After receipt from you of your invoice for the amount of the Loss (showing the calculations necessary to arrive at the Loss) we will, in our discretion, either refund to you the amount of the Loss from the Reserve Account or from our other funds.

2. All capitalized terms used in this Amendment and not defined herein shall have the meaning given to them in the Letter Agreement. Except where they expressly conflict with the terms of this Amendment, all terms and provisions of the Letter Agreement shall remain in full force and effect.

3. Except as expressly provided for herein, this Amendment will in no way affect the existing rights of SBCC and Stenograph nor in any way be construed as a waiver of any such rights.

4. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Illinois.

IN WITNESS WHEREOF, Stenograph and SBCC have executed this Amendment on the date first set forth above and the amendments set forth herein shall be effective as of August 31, 1994.


            STENOGRAPH CORPORATION ("STENOGRAPH")



            By:  /s/ Robert J. Panfil
                ---------------------------------
            Title:  Senior Vice President-Finance
                   ------------------------------

            SANWA BUSINESS CREDIT CORPORATION ("SBCC")


            By:  /s/ Paul Omohundra
                ---------------------------------
            Title:  Vice President
                   ------------------------------

                                      CONSENT OF GUARANTORS


    The undersigned guarantor of the obligations of Stenograph Corporation under the above-referenced Letter Agreement hereby acknowledges and consents to the above Fifth Amendment to Letter Agreement and agrees that its obligations under its Guaranties dated May 11, 1981, May 31, 1982, and December 28, 1988, respectively, remain in full force and effect.


QUIXOTE CORPORATION


By:   /s/ James H. DeVries
     -----------------------------
Title:   Executive Vice President
        --------------------------

    The undersigned guarantor of the obligations of Stenograph Corporation under the above-referenced Letter Agreement hereby acknowledges and consents to the above Fifth

Amendment to Letter Agreement and agrees that its obligations under its Guaranty dated August 31, 1994 remain in full force and effect.


LEGAL TECHNOLOGIES, INC.

By:   /s/ Robert J. Panfil
     -----------------------------
Title:   Chief Financial Officer
        --------------------------